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                                                                 Exhibit 10.2.3

                      DELPHAX TECHNOLOGIES CANADA LIMITED.
                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This Third Amendment to Credit Agreement (herein, the "Amendment") is entered into as of August 31, 2003, by and among Delphax Technologies Canada Limited, f/k/a Check Technology Canada Ltd., an Ontario corporation (the "Borrower"), Delphax Technologies Inc., f/k/a Check Technology Corporation, a Minnesota corporation (the "Parent"), as Parent and as a Guarantor (the Parent, together with all Domestic Subsidiaries in existence from time to time being hereinafter referred to collectively as the "Guarantors" and each such entity individually as a "Guarantor"), and Harris Trust and Savings Bank ("HTSB"), as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), and Bank of Montreal ("BMO"), as sole Lender.

                             PRELIMINARY STATEMENTS

         A. Borrower and HTSB heretofore entered into that certain Credit Agreement dated as of December 20, 2001 by and among the Borrower, the Parent, and HTSB as sole Lender and as Administrative Agent, as amended by that certain First Amendment to Credit Agreement dated as of December 18, 2002, as further amended by that certain Second Amendment to Credit Agreement dated as of August 11, 2003 (as so amended, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. Pursuant to that certain Assignment and Acceptance dated effective as of August 31, 2003, by and between HTSB, as assignor, and BMO, as assignee, pursuant to which HTSB as the prior Lender under the Credit Agreement assigned all of its rights, titles, interests and obligations as a Lender to BMO. Unless stated otherwise herein, all references to the "Lenders" shall be deemed to be references to BMO in its capacity as sole Lender, together with any of its successors or assigns.

         C. The parties intend to amend the Credit Agreement in certain respects, in accordance with the terms and conditions described herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section  1. Amendments.

         Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

         1.1. The first sentence of Section 3.1 of the Credit Agreement is hereby amended by inserting the following proviso at the end of such sentence:

"; provided, that for so long as Bank of Montreal is the sole Lender under the Credit Agreement, all such payments of principal, interest, fees and other Obligations payable to the Lenders shall be made by the Borrower directly to Bank of Montreal instead of the Administrative Agent, with such payments to be made by no later than 12:00 Noon (Chicago time) on the due date thereof at such location as Bank of Montreal may from time to time designate to the Borrower (for clarity, the Borrower shall continue to

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pay to the Administrative Agent fees, reimbursements and other Obligations owed to the Administrative Agent for the Administrative Agent's own account)"

         1.2. The second sentence of Section 3.1 of the Credit Agreement is hereby amended by deleting the words "by the Administrative Agent".

Section  2. Conditions Precedent.

         This Amendment shall become effective as of the date first above written upon the satisfaction of all of the following conditions precedent:

         2.1. The parties hereto shall have executed and delivered this Amendment to the Administrative Agent.

         2.2. Legal matters incident to the execution and delivery of this Amendment and the other documents delivered in connection herewith shall be satisfactory to the Administrative Agent and its counsel.

Section 3.  Representations.

         In order to induce the Administrative Agent and BMO to execute and deliver this Amendment, each of the Parent and the Borrower hereby represents to the Administrative Agent and the Lenders that as of the date hereof, and after giving effect to this Amendment, (a) this Amendment constitutes the legal, valid and binding obligations of each of the Borrower and the Parent, enforceable in accordance with its terms, (b) the representations and warranties set forth in
Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Parent and the Subsidiaries delivered to the Lenders), and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

Section 4.  Miscellaneous.

         4.1. The Borrower and the Parent have heretofore or concurrently herewith executed and delivered to the Lenders the Security Agreements, the Pledge Agreement and certain other Collateral Documents. The Borrower and the Parent hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Lenders thereunder, the obligations of the Borrower and the Parent thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment. Without limiting the foregoing, the Parent confirms that its guaranty set forth in Section 12 of the Credit Agreement, and all of the obligations of the Parent thereunder, remain in full force and effect.

         4.2. Except as specifically amended herein, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect in accordance with their terms. Reference to this specific Amendment need not be made in the Credit Agreement,

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the Notes, the Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         4.3. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents contemplated hereby, including the reasonable fees and expenses of counsel for the Administrative Agent.

         4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the hereto may execute this Amendment by signing any such counterpart and each of parties such counterparts shall for all purposes be deemed to be an original. A facsimile copy of this Amendment and signatures thereon shall be considered for all purposes as originals.

         4.5. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [Signature Page to Follow]



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         This Amendment is entered into as of the date and year first above written.

                                       DELPHAX TECHNOLOGIES CANADA LIMITED
                                          (f/k/a Check Technology Canada Ltd.),
                                          as Borrower


                                       By
                                          Name  /s/Robert M. Barniskis
                                                ----------------------
                                                    Robert M. Barniskis
                                          Title Chief Financial Officer



                                       DELPHAX TECHNOLOGIES INC. (f/k/a Check
                                          Technology Corporation), as Parent
                                          and as a Guarantor


                                       By
                                          Name  /s/Robert M. Barniskis
                                                ----------------------
                                                    Robert M. Barniskis
                                          Title Chief Financial Officer

                                       HARRIS TRUST AND SAVINGS BANK, in its
                                          individual capacity as Administrative
                                          Agent


                                       By
                                          Name  /s/Andrew T. Claar
                                                -------------------
                                                    Andrew T. Claar
                                          Title Vice President


                                       BANK OF MONTREAL, in its
                                          individual capacity as sole Lender


                                       By
                                          Name  /s/Richard A. Garcia
                                                --------------------
                                                    Richard A. Garcia
                                          Title Director